UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2019

FIVE STAR SENIOR LIVING INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-16817	04-3516029
(Commission File Number)	(IRS Employer Identification No.)

400 Centre Street, Newton, Massachusetts	02458
(Address of Principal Executive Offices)	(Zip Code)

617-796-8387

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we,” “us,” “our” and “the Company” refer to Five Star Senior Living Inc. and its applicable subsidiaries and the term “SNH” refers to Senior Housing Properties Trust and its applicable subsidiaries.

Item 1.01.  Entry into a Material Definitive Agreement.

Transaction Agreement

On April 1, 2019, we entered into a transaction agreement with SNH, or the Transaction Agreement, pursuant to which we agreed to modify our existing business arrangements with SNH. Also on April 1, 2019, in connection with the Transaction Agreement, we entered into a credit agreement with SNH, pursuant to which SNH extended to us a $25 million line of credit, or the Credit Facility, which is secured by six senior living communities owned by us, as further described below. Among other things, the Transaction Agreement provides that, subject to approval by our stockholders of the Share Issuances (as defined below) and receipt of other required approvals, effective January 1, 2020 (or January 1, 2021 if extended under the Transaction Agreement), or the Conversion Time:

•                  our five existing master leases with SNH for 184 of SNH’s senior living communities that are leased by us, as well as our existing management agreements and pooling agreements with SNH for 77 of SNH’s senior living communities that are operated by us, will be terminated and replaced, or the Conversion, with new management agreements for all 261 of these senior living communities, or collectively, the New Management Agreements;

•                  we will issue to SNH such number of our common shares as is necessary to cause SNH, together with our common shares then owned by SNH, to own approximately 34% of our then outstanding common shares, and SNH will declare a pro rata distribution to holders of its common shares of beneficial interest of the right to receive, and we will issue on a pro rata basis to such holders, a number of our common shares which equals approximately 51% of our then outstanding common shares; the noted percentage ownership amounts are post-issuance, giving effect to both share issuances, and those share issuances are referred to in this Current Report on Form 8-K as the Share Issuances; and

•                  as consideration for the Share Issuances, SNH will provide to us $75 million of additional consideration, or, collectively with the Conversion and the Share Issuances, the Restructuring Transactions.

Also pursuant to the Transaction Agreement, (1) commencing February 1, 2019, the aggregate amount of monthly minimum rent payable to SNH by us is $11 million, subject to adjustment, and no additional rent is payable to SNH by us from such date to the Conversion Time, and (2) on April 1, 2019, SNH purchased from us approximately $50 million of unencumbered Qualifying PP&E (as defined in the Transaction Agreement) related to SNH’s senior living communities leased and operated by us, which amount is subject to adjustment but will not exceed $60 million.

The Restructuring Transactions are subject to conditions, including, among others: (1) approval of the Share Issuances by at least a majority of the votes cast, in person or by proxy, by the holders of our outstanding common shares at any meeting of our stockholders held for that purpose, or our Stockholder Approval; (2) the receipt of all Required Licenses (as defined in the Transaction Agreement) and any other third party consent or approval required for the consummation of the Restructuring Transactions; (3) the effectiveness of the registration statement on Form S-1 to be filed by us with the Securities and Exchange Commission, or SEC, to register our common shares to be issued pursuant to the Share Issuances; and (4) approval by The Nasdaq Stock Market LLC of the listing of our common shares to be issued pursuant to the Share Issuances, subject to official notice of issuance.

If any required approval (other than our Stockholder Approval) is not obtained by December 31, 2019, and the failure to obtain such approval is not the result of a breach or default by us under the Transaction Agreement, we and SNH have agreed to work in good faith to determine an alternative to allow the Restructuring Transactions to occur on January 1, 2020; provided SNH is not required to agree to any alternative that would adversely affect its qualification for taxation as a real estate investment trust under the Internal Revenue Code of 1986, as amended.  If we and SNH do not agree to any such alternative, and, as of January 1, 2020, the failure to obtain a required approval is the only remaining condition under the Transaction Agreement, the Conversion Time will be automatically extended to January 1, 2021.

If our Stockholder Approval is not obtained by December 31, 2019, and SNH does not elect to extend the Transaction Agreement, the Transaction Agreement will terminate, our existing master leases and management agreements and pooling agreements with SNH will remain in effect, and the amount of monthly minimum rent payable to SNH by us under our existing master leases with SNH will return to the rate provided for therein and additional rent again will be payable to SNH by us in accordance therewith. If our Stockholder Approval is obtained by December 31, 2019, our existing master leases with SNH will remain at $11 million per month, subject to adjustment, regardless of whether the Transaction Agreement is extended and/or is terminated.

The Transaction Agreement contains certain customary representations, warranties and covenants, including, among others, covenants with respect to the conduct of our business prior to the Conversion Time. Further, we have agreed to, within six months following the Conversion Time, expand our Board of Directors to add an Independent Director (as defined in our bylaws) reasonably satisfactory to SNH. In addition, SNH and ABP Trust, on behalf of ABP Acquisition LLC, or ABP, a wholly owned subsidiary of ABP Trust and our largest stockholder, have each agreed to vote all our common shares that SNH and ABP beneficially own in favor of approval of the Share Issuances at any meeting of our stockholders held for that purpose, in the case of ABP Trust, pursuant to a voting agreement we entered into with ABP Trust on April 1, 2019, or the Voting Agreement. As of April 1, 2019, the 4,235,000 of our common shares that were owned by SNH represented approximately 8.3% of our outstanding common shares, and the 17,999,999 of our common shares that were owned by ABP represented approximately 35.4% of our outstanding common shares.

New Management Agreements

Pursuant to the New Management Agreements, we will receive a management fee equal to 5% of the gross revenues realized at the applicable senior living communities plus reimbursement for our direct costs and expenses related to such communities, as well as an annual incentive fee equal to 15% of the amount by which the annual EBITDA of all communities on a combined basis exceeds the target EBITDA for all communities on a combined basis for such calendar year, provided that in no event shall the incentive fee be greater than 1.5% of the gross revenues realized at all communities on a combined basis for such calendar year.

The New Management Agreements provide for 15 year terms, subject to our right to extend for two consecutive five year terms if we achieve certain performance targets for the combined managed communities portfolio.  The New Management Agreements also provide SNH with the right to terminate the New Management Agreement for any community that does not earn 90% of the target EBITDA for such community for two consecutive calendar years or in any two of three consecutive calendar years, with the measurement period commencing January 1, 2021 (and the first termination not possible until the beginning of calendar year 2023), provided SNH may not in any calendar year terminate communities representing more than 20% of the combined revenues for all communities for the calendar year prior to such termination.

Credit Agreement

The Credit Facility matures on January 1, 2020, or January 1, 2021 if the Conversion Time is extended pursuant to the Transaction Agreement.  The Credit Facility provides for interest to be paid on borrowed amounts at a rate of 6% per year and is secured by real estate mortgages on six senior living communities owned by certain of our subsidiaries that guarantee our obligations under the Credit Facility, and certain personal property owned by those and certain other subsidiaries of ours. The Credit Facility provides for acceleration of payment of all amounts outstanding under the Credit Facility upon the occurrence and continuation of certain events of default, including a default by us under the Transaction Agreement and certain other agreements. The agreement governing the Credit Facility, or the Credit Agreement, contains various covenants, including covenants that restrict our ability to incur debt or to pay dividends or make other distributions to our stockholders in certain circumstances.

The foregoing descriptions of the Restructuring Transactions, the Transaction Agreement, the New Management Agreements, the Credit Agreement and the Voting Agreement are qualified in their entirety by reference to the full texts of the Transaction Agreement (including the forms of guaranty, management agreement and omnibus agreement attached as exhibits thereto), the Credit Agreement and the Voting Agreement, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Because of the continuing relationships between us and SNH which are described below, the transactions contemplated by the Transaction Agreement and the terms thereof were evaluated, negotiated and recommended to our Board of Directors and SNH’s board of trustees for approval by a special committee of our Board of Directors and a special committee of SNH’s board of trustees, respectively, comprised solely of our Independent Directors and SNH’s independent trustees, respectively, and were separately approved and adopted by our Independent Directors and SNH’s independent trustees, respectively, and by our Board of Directors and SNH’s board of trustees, respectively.  Citigroup Global Markets Inc. acted as financial advisor to the special committee of our Board of Directors and Morgan Stanley & Co. LLC acted as financial advisor to the special committee of SNH’s board of trustees.

Information Regarding Certain Relationships and Related Person Transactions

We were formerly a 100% owned subsidiary of SNH until SNH distributed our common shares to its shareholders in 2001. SNH is currently one of our largest stockholders, owning, as of April 1, 2019, 4,235,000 of our common shares, or approximately 8.3% of our outstanding common shares. SNH is our largest landlord and we manage certain senior living communities for SNH. The RMR Group LLC, or RMR LLC, provides management services to both us and SNH. The RMR Group Inc., or RMR Inc., the managing member of RMR LLC, is controlled by Adam Portnoy, one of our Managing Directors, as the sole trustee of ABP Trust. ABP is our largest stockholder, owning, as of April 1, 2019, 17,999,999 of our common shares, or approximately 35.4% of our outstanding common shares. Adam Portnoy is also a managing trustee of SNH. Our President and Chief Executive Officer and our Executive Vice President, Chief Financial Officer and Treasurer and SNH’s executive officers are also officers and employees of RMR LLC.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2018, or our Annual Report, including Notes 9, 13 and 14 to our consolidated financial statements included in our Annual Report and the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, and our other filings with the Securities and Exchange Commission, or the SEC. In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise as a result of these and other such relationships and related person transactions. Our filings with the SEC and copies of certain of our agreements with these related parties, including our existing master leases, management agreements and pooling agreements with SNH are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Credit Agreement in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES

LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, “WILL”, “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT WE ENTERED INTO A DEFINITIVE AGREEMENT TO MODIFY OUR EXISTING BUSINESS ARRANGEMENTS WITH SNH. AS DESCRIBED HEREIN, CERTAIN OF THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTION AGREEMENT ARE EXPECTED TO BE EFFECTIVE JANUARY 1, 2020.  THESE TRANSACTIONS ARE SUBJECT TO CONDITIONS, INCLUDING, AMONG OTHERS, THE RECEIPT OF OUR STOCKHOLDER APPROVAL AND CERTAIN REGULATORY APPROVALS. WE CANNOT BE SURE THAT ANY OR ALL OF SUCH CONDITIONS WILL BE SATISFIED. ACCORDINGLY, THESE TRANSACTIONS MAY NOT BECOME EFFECTIVE AS OF JANUARY 1, 2020 OR AT ALL, OR THE TERMS OF SUCH TRANSACTIONS AND THE OTHER TRANSACTIONS MAY CHANGE.

•                  AS NOTED ABOVE, THE SHARE ISSUANCES WILL REQUIRE OUR STOCKHOLDER APPROVAL, AND THE EFFECTIVENESS OF A REGISTRATION STATEMENT ON FORM S-1 TO BE FILED BY US WITH THE SEC TO REGISTER OUR COMMON SHARES TO BE ISSUED PURSUANT TO THE SHARE ISSUANCES. THE PROCESS OF PREPARING THE FORM S-1 IS TIME CONSUMING AND THE TIME BEFORE THE SEC DECLARES THE REGISTRATION STATEMENT EFFECTIVE IS BEYOND OUR CONTROL. ACCORDINGLY, WE CANNOT BE SURE THAT THE TRANSACTION AGREEMENT AND THE RESTRUCTURING TRANSACTIONS WILL BE COMPLETED WITHIN A SPECIFIED TIME PERIOD OR AT ALL.

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTION AGREEMENT AND THE TERMS THEREOF WERE EVALUATED, NEGOTIATED AND RECOMMENDED TO OUR BOARD OF DIRECTORS AND SNH’S BOARD OF TRUSTEES FOR APPROVAL BY A SPECIAL COMMITTEE OF OUR BOARD OF DIRECTORS AND A SPECIAL COMMITTEE OF SNH’S BOARD OF TRUSTEES, RESPECTIVELY, COMPRISED SOLELY OF OUR INDEPENDENT DIRECTORS AND SNH’S INDEPENDENT TRUSTEES, RESPECTIVELY, AND WERE SEPARATELY APPROVED AND ADOPTED BY OUR INDEPENDENT DIRECTORS AND SNH’S INDEPENDENT TRUSTEES, RESPECTIVELY, AND BY OUR BOARD OF DIRECTORS AND SNH’S BOARD OF TRUSTEES, RESPECTIVELY, AND THAT CITIGROUP GLOBAL MARKETS INC. AND MORGAN STANLEY & CO. LLC ACTED AS A FINANCIAL ADVISOR TO US AND SNH, RESPECTIVELY. DESPITE THIS PROCESS, WE COULD BE SUBJECT TO CLAIMS CHALLENGING THE TRANSACTION AGREEMENT OR THE RESTRUCTURING TRANSACTIONS OR OUR ENTRY INTO THE TRANSACTION AGREEMENT AND RELATED AGREEMENTS BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG US, SNH, RMR LLC AND THEIR RELATED PERSONS AND ENTITIES OR OTHER REASONS, AND DEFENDING EVEN MERITLESS CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT.

THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Transaction Agreement, dated as of April 1, 2019, between the Company and Senior Housing Properties Trust.

10.2	Credit Agreement, dated as of April 1, 2019, among Senior Housing Properties Trust, the Company and the guarantors party thereto.

10.3	Voting Agreement, dated as of April 1, 2019, between the Company and ABP Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR SENIOR LIVING INC.

By:	/s/ Richard A. Doyle
Name:	Richard A. Doyle
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

Dated: April 4, 2019